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                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary proxy statement
[ ]  Definitive proxy statement
[X]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, For use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                           WEIRTON STEEL CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                           WEIRTON STEEL CORPORATION
                   (NAME OF PERSON(S) FILING PROXY STATEMENT)

Payment of filing fee (check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing party:

     (4) Date filed:

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
                WAIT! THERE'S AN EASIER WAY TO VOTE YOUR SHARES-

                               VOTE BY TELEPHONE

               It's fast, convenient and your vote is immediately
                             confirmed and posted.

Using a touch-tone telephone, call the toll-free number which appears on the top left corner of your enclosed Voting Instruction Form.

                       Just follow these four easy steps:

1.   Read the Weirton Steel Proxy Statement and enclosed Voting Instruction Form

2. Call the toll-free number located on the left corner of your Voting Instruction Form

3.   Enter your 12-digit Control Number located on your Voting Instruction Form

4.   Follow the simple recorded instructions

                              CALL 24 HOURS A DAY







                           WEIRTON STEEL CORPORATION

                         24 HOURS A DAY, 7 DAYS A WEEK

                                VOTE BY INTERNET

               It's fast, convenient and your vote is immediately
              confirmed and posted. In  addition, you can elect to
                   receive all future materials by Internet.

                  GO TO THE WEBSITE https://www.proxyvote.com

                       Just follow these four easy steps:

1.   Read the Weirton Steel Proxy Statement and enclosed Voting Instruction Form

2.   Go to the website https://www.proxyvote.com

3.   Enter your 12-digit Control Number located on your Voting Instruction Form

4.   Follow the simple instructions

                               www.proxyvote.com
                          IS AVAILABLE 24 HOURS A DAY

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                YOUR SHARES CANNOT BE VOTED ON CERTAIN PROPOSALS
               UNLESS YOU GIVE YOUR SPECIFIC VOTING INSTRUCTIONS.
--------------------------------------------------------------------------------



                             YOUR VOTE IS IMPORTANT

                WAIT! THERE'S AN EASIER WAY TO VOTE YOUR SHARES-

                       VOTE YOUR ESOP SHARES BY TELEPHONE

               It's fast, convenient and your vote is immediately
                             confirmed and posted.

Using a touch-tone telephone, call the toll-free number which appears below.

                       Just follow these four easy steps:

1.   Read the Weirton Steel Proxy Statement and enclosed Voting Instruction Form

2. Call the toll-free number located on the left corner of your Voting Instruction Form

3.   Enter your 10-digit Control Number located on your Voting Instruction Form

4.   Follow the simple recorded instructions

                              CALL 24 HOURS A DAY

                                 1-866-883-2375







                           WEIRTON STEEL CORPORATION

                         24 HOURS A DAY, 7 DAYS A WEEK

                       VOTE YOUR ESOP SHARES BY INTERNET

               It's fast, convenient and your vote is immediately
              confirmed and posted. In  addition, you can elect to
                   receive all future materials by Internet.

               GO TO THE WEBSITE https://www.proxyvotenow.com/wsx

                       Just follow these four easy steps:

1. Read the Weirton Steel Proxy Statement and enclosed Confidential Participant Instruction Form

2.   Go to the website https://www.proxyvotenow.com/wsx

3.   Enter your 10-digit Control Number located on your Voting Instruction Form

4.   Follow the simple instructions

                        https://www.proxyvotenow.com/wsx
                          IS AVAILABLE 24 HOURS A DAY


                             YOUR VOTE IS IMPORTANT

                             YOUR VOTE IS IMPORTANT


                           WEIRTON STEEL CORPORATION




          1. Read the Weirton Steel Proxy Statement and enclosed Voting Instruction Form

          2.   Vote your Proxy and sign and date the form

          3.   Place the form in the Business Reply Envelope

          4.   Place the envelope in the mail